TAXES BASED ON INCOME - Unrecognized Tax Benefits (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 29, 2018	Dec. 30, 2017	Dec. 31, 2016
TAXES BASED ON INCOME
Unrecognized tax benefits	$ 80.8	$ 108.7	$ 89.5
Unrecognized tax benefits, if recognized, would reduce annual effective income tax rate	72.2	83.9
Interest expense and penalties recognized in current year for uncertain tax positions	0.5	1.5	$ (3.1)
Accrued interest and penalties for uncertain tax positions, net of tax benefit	$ 25.0	$ 25.8